UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-52356

Date of Report: September 19, 2008

SEAWAY VALLEY CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	20-5996486
(State of other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10-18 Park Street, 2nd Floor, Gouverneur, NY	13642
(Address of principal executive offices)	(Zip Code)

(315) 287-1122
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendment to Articles of Incorporation

On September 19, 2008, Seaway Valley Capital Corporation filed with the Secretary of State of the State of Delaware a Certificate of Amendment of its Certificate of Incorporation.  The amendment effected a reverse stock split of the corporation’s common stock in the ratio of 1-for-5 and increased its authorized common shares from 2,500,000,000 to 10,000,000,000.

Item 9.01

Financial Statements and Exhibits

Exhibits

3-a

Certificate of Amendment of Certificate of Incorporation filed as of September 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seaway Valley Capital Corporation

Dated:  September 22, 2008

By:  /s/ Thomas Scozzafava

       Thomas Scozzafava, Chief Executive Officer